TIFF Investment Program, Inc.
Supplement dated June 28, 2007
to the Prospectus dated April 30, 2007

TIFF Government Bond Fund (the “Fund”)

June 27, 2007 was the last day of business of the Fund and, subsequently, it ceased operations.